Exhibit 10.1



                  THIS GUARANTY is made as of April 27, 2007 (this "Guaranty"), by Apollo Real Estate Investment Fund V, L.P. ("Guarantor") in favor of Eagle Hospitality Properties Trust, Inc., a Maryland corporation (the "Company"). Capitalized terms used and not otherwise defined herein shall have the respective meanings ascribed to such terms in the Merger Agreement (as defined below).

                  For value received, and to induce the Company to enter into the Agreement and Plan of Merger, dated as of the date hereof, together with any subsequent amendment or amendments thereto (the "Merger Agreement"), by and among the Company, EHP Operating Partnership, L.P., a Maryland limited partnership (the "Operating Partnership" and, together with the Company, the "Company Parties"), AP AIMCAP Holdings LLC, a Maryland limited liability company ("Parent"), and AP AIMCAP Corporation, a Maryland corporation and a wholly owned subsidiary of Parent ("Merger Sub" and, together with Parent, the "Parent Parties"), Guarantor hereby unconditionally and irrevocably guarantees the punctual and complete payment when due of the payment obligations and the timely performance when required of all other obligations of each of the Parent Parties (if any), or any of their respective successors or assigns, that arise under the Merger Agreement to the Company and/or its Subsidiaries (collectively, the "Obligations") in an amount, in the aggregate, not to exceed $15,750,000; provided however, notwithstanding anything herein to the contrary, Guarantor shall not be liable hereunder to pay more than $1,000,000 in the aggregate with respect to amounts payable under Sections 7.03(a) and 7.07(d) of the Merger Agreement. It is understood and agreed that any payment by any Parent Party with respect to the Obligations shall not reduce the amount payable by Guarantor hereunder.

                  This Guaranty is an absolute, unconditional and continuing guaranty of the full and punctual payment and performance of the Obligations. This Guaranty is in no way conditioned upon any requirement that the Company first attempt to collect the Obligations from the Parent Parties or resort to any security or other means of collecting payment. A separate action may be brought and prosecuted against Guarantor to enforce this Guaranty, irrespective of whether any action is brought against any Parent Party or whether any Parent Party is joined in any such action. The Company shall not be obligated to file any claim relating to the Obligations in the event that any Parent Party becomes subject to a bankruptcy, reorganization or similar proceeding, and the failure of the Company to so file shall not affect Guarantor's obligations hereunder. Should the Parent Parties default in the payment or performance of any of the Obligations, Guarantor's obligations hereunder shall become immediately due and payable to the Company. Claims hereunder may be made on one or more occasions. If any payment in respect of any Obligations is rescinded or must otherwise be returned for any reason whatsoever, Guarantor shall remain liable hereunder with respect to such Obligations as if such payment had not been made. If any amount shall be paid to Guarantor in violation of the immediately preceding sentence at any time prior to the payment in full in cash of the Obligations and all other amounts payable under this Guaranty, such amount shall be received and held in trust for the benefit of the Company, shall be segregated from other property and funds of Guarantor and shall forthwith be paid or delivered to the Company in the same form as so received (with any necessary endorsement or assignment) to be credited and applied to the Obligations and all other amounts payable under this Guaranty, in accordance with the terms of the Merger Agreement, whether matured or unmatured, or to be held as collateral for any Obligations or other amounts payable under this Guaranty thereafter arising.

                  Guarantor agrees that the Company may at any time and from time to time, without notice to or further consent of Guarantor, extend the time of payment of any of the Obligations (provided that the foregoing shall be subject to the consent of the Parent Parties to the extent such extension involves an amendment of the Merger Agreement), and may also make any agreement with Parent or Merger Sub for the extension, renewal, payment, compromise, discharge or release thereof, in whole or in part, or for any modification of the terms thereof or of any agreement between the Company and the Parent Parties without in any way impairing or affecting the Guarantor's obligations under this Guaranty. Guarantor hereby waives notice of acceptance of this Guaranty and notice of the Obligations, promptness, diligence, presentment, demand for payment, protest, notice of default, dishonor or non-performance of the Obligations, notice of acceleration or intent to accelerate the Obligations, and any other notice to the Parent Parties, all defenses which may be available by virtue of any valuation, stay, moratorium law or other similar law now or hereafter in effect, any right to require the marshalling of assets of any Parent Party or any other person, and all suretyship defenses generally, and the Company is not obligated to file any suit or take any action, or provide any notice to the Parent Parties or Guarantor, or others, except as expressly provided in the Merger Agreement or in this Guaranty. Without limiting the generality of the foregoing, Guarantor agrees that its obligations hereunder shall not be released or discharged, in whole or in part, or otherwise affected by: (i) the failure (or delay) of the Company to assert any claim or demand or to enforce any right or remedy against any of the Parent Parties with respect to the Obligations; (ii) any extensions or renewals of the Obligations; (iii) any rescissions, waivers, amendments, modifications, compromises or consolidations of any terms or provisions of the Merger Agreement or any other agreement evidencing, securing or otherwise executed in connection with any of the Obligations; (iv) any lack of validity or enforceability of the Merger Agreement against any of the Parent Parties other than to the extent arising from fraud or willful misconduct on the part of the Company; (v) the adequacy of any means available to the Company to claim payment or performance of the Obligations; (vi) any change in the limited liability company or corporate (or other applicable entity) existence, structure or ownership of any of the Parent Parties or any other person liable with respect to any of the Obligations; (vii) any insolvency, bankruptcy, reorganization or other similar proceedings affecting any of the Parent Parties or any other person liable with respect to any of the Obligations; (viii) the existence of any claim, set-off or other rights which Guarantor may have at any time against any Parent Party, whether in connection with the Obligations or otherwise; (ix) the adequacy of any other means the Company may have of obtaining repayment of any of the Obligations;
(x) except as otherwise provided herein, the addition, substitution or release of any person or entities primarily or secondarily liable for the Obligations; or (xi) any other act or omission that might in any means or to any extent vary the risk of Guarantor or otherwise operate as a release or exchange of Guarantor, all of which may be done without notice to Guarantor. Guarantor acknowledges that it will receive substantial direct and indirect benefits from the transactions contemplated by the Merger Agreement and that the waivers set forth in the Guaranty are knowingly made in contemplation of such benefits and after the advice of counsel.


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                  If any Parent Party defaults in the payment or performance of any of the Obligations, Guarantor shall make such payment or performance or otherwise cause such payment or performance to be made within ten (10) business days after the receipt by Guarantor of written notice from the Company of such default under the Merger Agreement; provided that in no event will the total amounts paid by Guarantor under this Guaranty exceed in the aggregate $15,750,000; provided however, notwithstanding anything herein to the contrary, Guarantor shall not be liable hereunder to pay more than $1,000,000 in the aggregate with respect to amounts payable under Sections 7.03(a) and 7.07(d) of the Merger Agreement. A payment or performance demand shall be in writing and shall reasonably specify what amount a Parent Party has failed to pay or perform, and an explanation of why such payment or performance is due, with a specific statement that the Company is calling upon Guarantor to pay or perform under this Guaranty.

                  Notwithstanding anything to the contrary contained herein and subject to the limitations set forth in the immediately preceding paragraph, the liabilities of Guarantor hereunder are limited solely to monetary payments. All sums payable by Guarantor hereunder shall be made in immediately available funds. Upon payment or performance of the Obligations owing to the Company, Guarantor shall be subrogated to the rights of the Company against the Parent Parties, and the Company agrees to take, at Guarantor's expense, such steps as Guarantor may reasonably request to implement such subrogation. However, Guarantor unconditionally and irrevocably agrees not to exercise any rights that it may have or hereafter acquire against any of the Parent Parties that arise from the existence, payment, performance or enforcement of Guarantor's obligations under or in respect of this Guaranty, including but not limited to any right of subrogation, reimbursement, contribution, indemnification or similar right as to the Parent Parties and any right to participate in any claim or remedy of the Company against Parent and/or Merger Sub, whether or not such claim, remedy or right arises in equity or under contract, statute or common law, including, without limitation, the right to take or receive from Parent and/or Merger Sub, directly or indirectly, in cash or other property or by set-off or in any other manner, payment or security on account of such claim, remedy or right, unless and until all of the Obligations shall have been paid in full in cash. If any amount shall be paid to Guarantor in violation of the immediately preceding sentence at any time prior to the payment in full in cash of the Obligations and all other amounts payable under this Guaranty, such amount shall be received and held in trust for the benefit of the Company, shall be segregated from other property and funds of Guarantor and shall forthwith be paid or delivered to the Company in the same form as so received (with any necessary endorsement or assignment) to be credited and applied to the Obligations and all other amounts payable under this Guaranty, in accordance with the terms of the Merger Agreement, whether matured or unmatured, or to be held as collateral for any Obligations or other amounts payable under this Guaranty thereafter arising.

                  Guarantor hereby covenants and agrees that it shall not institute any proceeding asserting that this Guaranty is illegal, invalid or unenforceable in accordance with its terms.

                  Guarantor hereby represents and warrants that: (a) Guarantor is duly formed, validly existing and in good standing as a limited partnership under the laws of its jurisdiction of formation and has all limited partnership power and authority to execute and deliver this Guaranty; (b) the execution, delivery and performance of this


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Guaranty have been duly authorized by all necessary corporate or limited partnership action and do not contravene any provision of Guarantor's certificate of limited partnership, limited partnership agreement or similar organizational documents or any law, regulation, rule, decree, order, judgment or contractual restriction binding on Guarantor or any of its assets; (c) all consents, approvals, authorizations, permits of, filings with and notifications to, any governmental authority necessary for the due execution, delivery and performance of this Guaranty by Guarantor have been obtained or made and all conditions thereof have been duly complied with, and no other action by, and no notice to or filing with, any governmental authority or regulatory body is required in connection with the execution, delivery or performance of this Guaranty; (d) this Guaranty constitutes a legal, valid and binding obligation of Guarantor enforceable against Guarantor in accordance with its terms, subject to (i) the effects of bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium or other similar laws affecting creditors' rights generally, and (ii) general equitable principles (whether considered in a proceeding in equity or at law); (e) Guarantor has the financial capacity to pay and perform its obligations under this Guaranty, and all funds necessary for Guarantor to fulfill its Obligations under this Guaranty shall be available to Guarantor for so long as this Guaranty shall remain in effect in accordance with the terms herein; and (f) the Company has required the execution of this Guaranty by Guarantor as a condition to the execution by the Company of the Merger Agreement and the consummation of the transactions provided for therein.

                  Subject to the next sentence, this Guaranty shall remain in full force and effect and shall be binding upon Guarantor, its successors and assigns, until all amounts payable under this Guaranty have been indefeasibly paid in cash, observed, performed or satisfied in full. Notwithstanding the foregoing, this Guaranty shall terminate and be of no further force and effect and no party may attempt to enforce any rights hereunder upon and after the earliest to occur of (1) the Effective Time (as such term is defined in the Merger Agreement); (2) termination of the Merger Agreement by mutual written consent pursuant to Section 9.01(a) thereof; (3) termination of the Merger Agreement pursuant to Section 9.01(b) of the Merger Agreement; or (4) termination of the Merger Agreement in any other circumstance except termination pursuant to (x) Section 9.03(a)(iv) (other than termination pursuant to the final proviso in such section), in which case this Guaranty shall terminate with respect to any and all claims for Obligations made to the Guarantor hereunder more than 180 days after such termination and (y) Section 9.03(a)(v).

                  This Guaranty shall apply in all respects to successors of Guarantor and permitted assigns and inure to the Company and its successors and permitted assigns. No party may assign its rights and obligations hereunder (directly or indirectly) without the prior written consent of the other party hereto.

                  THIS GUARANTY SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF MARYLAND APPLICABLE TO AGREEMENTS ENTERED INTO AND PERFORMED ENTIRELY WITHIN SUCH STATE, WITHOUT GIVING EFFECT TO ANY CHOICE OF LAW PROVISION OR RULE THEREOF.

                  No amendment or waiver of any provision of this Guaranty shall be effective unless the same shall be in writing and signed by the Company and Guarantor.


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No waiver by a party of any breach or violation of, or
default under, this Guaranty shall be deemed to extend to any prior or subsequent breach, violation or default hereunder or to affect in any way any rights arising by virtue of any such prior or subsequent occurrence. No failure on the part of the Company to exercise, and no delay in exercising, any right hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of any right hereunder preclude any other or further exercise thereof or the exercise of any other right.

                  This Guaranty contains the entire agreement of Guarantor with respect to the matters set forth herein, except for the Merger Agreement. The rights and remedies herein provided are cumulative and not exclusive of any remedies provided by law and may be exercised by the Company at any time from time to time. The invalidity or unenforceability of any one or more sections of this Guaranty shall not affect the validity or enforceability of its remaining provisions, provided that the parties hereto shall negotiate in good faith to modify this Guaranty so as to effect the original intent of the parties as closely as possible in a mutually acceptable manner in order that the transactions contemplated hereby be consummated as originally contemplated to the fullest extent possible.

                  This Guaranty may be executed in counterparts, all of which shall be considered one and the same agreement and shall become effective when one or more counterparts have been signed by each of the parties and delivered to the other party. Facsimile transmission of any signed original document shall be deemed the same as delivery of an original.

                  Guarantor agrees to pay the Company, on demand from time to time, the amount of all expenses, including reasonable attorneys' fees and expenses, paid or incurred by the Company in enforcing any of its rights hereunder against Guarantor. Any payment by Guarantor under this paragraph shall not reduce, limit or otherwise affect the other obligations of Guarantor hereunder or be counted towards the $15,750,000 maximum amount set forth herein.

                           [Signature Page Follows]


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                  IN WITNESS WHEREOF, Guarantor has caused this Guaranty to be executed and delivered as of the date first written above by its officer thereunto duly authorized.

                                  GUARANTOR:

                                  APOLLO REAL ESTATE INVESTMENT FUND
                                  V, L.P.

                                  By: Apollo Real Estate Advisors V, L.P.,
                                  its General Partner

                                  By: Apollo Real Estate Capital Advisors V, LLC its General Partner

                                  By: /s/ Stuart Koenig
                                     --------------------------------------
                                  Name:  Stuart Koenig
                                        -----------------------------------
                                  Title: Vice President
                                        -----------------------------------



AGREED AND ACCEPTED
As of the date first written above

EAGLE HOSPITALITY PROPERTIES TRUST, INC.

By:      /s/ J. William Blackham
         --------------------------------
         Name:  J. William Blackham
         Title: President and Chief Executive Officer














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